UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2025

HAYMAKER ACQUISITION CORP. 4

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41757	87-2213850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Madison Avenue, Floor 5 New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)

(212) 616-9600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	HYACU	The New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	HYAC	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	HYAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2025, Haymaker Acquisition Corp. 4 (the “Company”) held an annual general meeting of shareholders (the “Shareholder Meeting”) at which the Company’s shareholders approved a proposal to amend the Company’s amended and restated memorandum and articles of association (as amended, the “Memorandum and Articles of Association”) to extend the date by which the Company has to consummate a business combination on a monthly basis for up to twelve times from July 28, 2025 to July 28, 2026 (the “Extension Amendment Proposal”). The Extension Amendment Proposal is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 1, 2025 (the “Proxy Statement”). The final voting results of the Extension Amendment Proposal voted upon at the Shareholder Meeting are indicated below. The foregoing description is qualified in its entirety by reference to the Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information disclosed under Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 5.07 to the extent required herein.

At the Shareholder Meeting, holders of 16,771,938 Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and 5,750,000 Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”) were present in person, virtually over the internet or by proxy, representing approximately 76% of the voting power of the Ordinary Shares as of June 30, 2025, the record date for the Shareholder Meeting, and constituting a quorum for the transaction of business.

In addition to the Extension Amendment Proposal, the following proposals were presented to shareholders for a vote at the Shareholder Meeting:

•	Director Appointment Proposal - to appoint, by ordinary resolution, Brian Shimko to serve a three-year term as a class I director, expiring at our 2028 Annual Meeting or until such director’s earlier death, resignation, disqualification or removal;

•	Auditor Proposal - to ratify, by ordinary resolution, the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025; and

•	Adjournment Proposal - to approve, as an ordinary resolution, the adjournment of the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

A summary of the voting results at the Shareholder Meeting is set forth below:

Extension Amendment Proposal

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
1.	22,521,938	0	0

Director Appointment Proposal

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
2.	20,204,175	2,311,687	6,076

Auditor Proposal

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
3.	22,515,862	0	6,076

The Adjournment Proposal

As there were sufficient votes to approve the Extension Amendment Proposal, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Item 8.01	Other Events.

Sponsor Contribution to the Trust Account

As previously announced, on July 15, 2025, Haymaker Sponsor IV LLC (the “Sponsor”) agreed to make monthly deposits (each deposit, a “Contribution” and collectively, the “Contributions”), each in an amount equal to the lesser of (i) $0.025 for each outstanding Class A ordinary share, and (ii) $375,000, directly to the Company’s trust account. In exchange for the Contributions, the Company has issued to the Sponsor a non-interest bearing, unsecured promissory note (the “Promissory Note”).

The first Contribution will be made by the Sponsor on July 28, 2025. Additional Contributions will be made on the 28th day of each subsequent month (or if such day is not a business day, on the business day immediately preceding such day) until the earlier of (i) the consummation of a business combination, and (ii) the last day the Company has to complete a business combination in accordance with its Memorandum and Articles of Association, as then in effect (the earlier of (i) and (ii), the “Maturity Date”). The Promissory Note will not bear any interest and will be repayable by the Company to the Sponsor upon the Maturity Date. The Maturity Date may be accelerated upon the occurrence of an “Event of Default” (as defined in the Promissory Note). Any outstanding principal under the Promissory Note may be prepaid at any time by the Company, at its election and without penalty.

Redemptions

The information disclosed under Item 5.03 and Item 5.07 of this Current Report is incorporated by reference into this Item 8.01 to the extent required herein.

In connection with the vote to approve the Extension Amendment Proposal, holders of 372,101 Class A Ordinary Shares exercised their right to redeem their shares for cash at a redemption price of approximately $11.12 per share, for an aggregate redemption amount of approximately $4,137,763.12. As a result, approximately $4,137,763.12 will be removed from the Trust Account to redeem such shares and 23,425,499 Class A Ordinary Shares will remain outstanding after the redemption has been effected. Upon payment of the redemption, approximately $251,569,592.79 will remain in the Trust Account prior to any Additional Contribution made by the Sponsor pursuant to the Promissory Note.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Memorandum and Articles of Association, as amended and restated on July 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Haymaker Acquisition Corp. 4

July 24, 2025

	By:	/s/ Christopher Bradley
	Name:	Christopher Bradley
	Title:	Chief Executive Officer and Chief Financial Officer